SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2003

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 226-9110

ITEM 5. Other Events

     On August 20, 2003 Flowers Foods, Inc. (the “company”) issued a press release announcing the election of George E. Deese, the current president and chief operating officer of the company, as president and chief executive officer effective January 4, 2004. The company also announced the retirement of Amos R. McMullian, the current chief executive officer of the company, at the end of the company’s 2003 fiscal year. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

c. Exhibits.

The following exhibit is furnished as part of this Report:

EXHIBIT
NUMBER	EXHIBIT

99.1	Press release of Flowers Foods, Inc. dated August 20, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

	By:	/s/ Stephen R. Avera Name: Stephen R. Avera Title: General Counsel and Secretary

Date: August 20, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT
99.1	Press release of Flowers Foods, Inc. dated August 20, 2003